Centrus and Fluor Partner to Advance Major Expansion of Ohio Uranium Enrichment Plant Strategic partnership with best-in-class EPC demonstrates Centrus’ commitment to operational excellence Bethesda, Md. – Centrus Energy (NYSE: LEU) today announced that its subsidiary, American Centrifuge Operating, LLC, has agreed to a strategic collaboration with Fluor (NYSE: FLR) to serve as its Engineering, Procurement and Construction (EPC) contractor as Centrus proceeds with its previously announced multi-billion-dollar expansion of its uranium enrichment capacity in Piketon, Ohio. “This is another critical milestone for us as we begin our expansion in earnest,” said Centrus President and CEO Amir Vexler. “Fluor is a global leader with decades of experience managing complex nuclear construction projects and is an ideal partner as we transition to a large-scale deployment. With centrifuge manufacturing already underway, we are moving full-speed ahead with our expansion.” “The addition of Fluor’s extensive experience in launching and supporting large-scale, complex, industrial build outs will empower our major expansion in Ohio,” said Centrus Senior Vice President, Field Operations Patrick Brown. “We look forward to this collaborative effort and the opportunities working with a best-in-class EPC will afford Centrus going forward.” “We are proud of our long-term relationship with Centrus and are honored to be partnering with them on a project of profound importance to our energy security and national security,” said Al Collins, Business Group President, Mission Solutions. “We look forward to working with Centrus to restore the United States’ ability to enrich uranium at large-scale while fortifying its supply chain and creating local jobs.” Under the multi-year contract, Fluor will lead engineering and design of the expanded capacity in Ohio, manage the supply chain and procurement of key materials and services, oversee construction at the site, and support the commissioning of the new capacity. The expansion project includes large-scale production of Low-Enriched Uranium (LEU) to address its substantial commercial LEU enrichment contingent backlog of $2.3 billion and growing demand from existing reactors. The company also recently announced that it is planning on building 12 metric tons of High-Assay, Low-Enriched Uranium (HALEU) annual capacity for next-generation reactors. In addition, Centrus is the only production-ready option for national security missions and was recently notified by the National Nuclear Security Administration of its intent to sole source certain uranium enrichment activities from Centrus.

In December 2025, Centrus launched centrifuge manufacturing to support this expansion, and in early January 2026 the Department of Energy selected Centrus for a $900 million HALEU task order. Later in January, Centrus announced that it is investing more than $560 million to transition its advanced centrifuge factory in Oak Ridge, Tennessee, to high-rate manufacturing. About Centrus Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com or follow us on LinkedIn and X. Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: the war in Ukraine and other geopolitical conflicts; restrictions on imports and exports, including those imposed under the RSA, and related international trade legislation; our government contracts, including related to changes to the U.S. government’s appropriated funding levels for HALEU and the government’s inability to satisfy its obligations, our lease to our facility in Piketon, Ohio, and our receipt of additional task orders under the HALEU Production Contract, LEU Production Contract and HALEU Deconversion Contract and, if awarded, the nature, timing and amount thereof; whether or when government demand for HALEU or LEU for government or commercial uses will materialize and at what level; the impact and potential extended duration of a supply/demand imbalance in the market for LEU; significant competition from major LEU producers, including foreign competitors, who may be less cost sensitive then we are; limitations on our ability to compete in foreign markets; pricing trends and demand in the uranium and enrichment markets, especially in light of the potential of limited supply and our dependence on others for deliveries of LEU; and our ability to successfully implement our planned expansion projects in Piketon, Ohio and Oak Ridge, Tennessee. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our most recent Annual Report on Form 10-K, under Part II, Item 1A - “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Investors: Neal Nagarajan NagarajanNK@centrusenergy.com Media: Dan Leistikow LeistikowD@centrusenergy.com